• • • • • • • • • • • • • • • • • •

5

COMMODITY OFFICE ASSETS ✓ New or recently redeveloped properties that command premium rents and enjoy higher occupancy ✓ Located in the best markets and submarkets with close proximity to thriving and dynamic neighborhoods ✓ Highly-amenitized including on-site retail & food, activated outdoor space, collaboration & meeting space, state-of-the art fitness options with locker rooms ✓ Inspired design and efficient systems and floorplates are becoming gating factors for increasingly discerning customers LIFESTYLE OFFICE ASSETS × Older vintage assets with few or no in-building amenities and limited outdoor activation × Proximity to single-use office districts with challenging walkability and few post work entertainment options × Dated designs as well as inefficient building systems and floorplates with bland common areas × Fundamental interior features – low ceiling heights, small windows, etc. – are uneconomic to change or improve through redevelopment × Inconvenient and exposed surface parking with limited transit options Companies are recognizing the importance of desirable office space in recruitment, retention and culture Large portions have become obsolete and unleasable – eventually will be redeveloped into another use

RECENTLY COMPLETED REDEVELOPMENT

IN-PROCESS REDEVELOPMENTS

IN-PROCESS REDEVELOPMENTS

BANK OF AMERICA ANALYSIS OF PORTFOLIO QUALITY1

CLASS A ASKING RENT ($/SF)1,2

⚫ ⚫ ⚫ ⚫ THEMES

FLIGHT TO QUALITY

SUN BELT MIGRATION1

POPULATION GROWTH IN COUSINS’ MARKETS1

FORTUNE 100 OFFICE ATTENDANCE POLICIES1

LEASING VOLUME vs PRE-PANDEMIC1 (MM SF)

U.S. OFFICE INVENTORY1 (MM SF)

LEASE EXPIRATIONS BY YEAR1

COUSINS PORTFOLIO OCCUPANCY vs LEASED1

COUSINS IN-PLACE GROSS RENTS1

ASSET RECYCLING1

CURRENT DEVELOPMENT PIPELINE NASHVILLE

RECENT ACQUISITIONS

NET DEBT/EBITDA1

COUSINS INCREASE IN 2ND GENERATION CASH NET RENT1

FFO/SHARE GROWTH 2023 vs 20251

NET ASSET VALUE APPRECIATION PER GREEN STREET1

3344 Peachtree Road NE Suite 1800 Atlanta, GA 30326 Executive Vice President and Chief Financial Officer gadzema@cousins.com 404.407.1116 Vice President, Finance and Investor Relations rimbeaux@cousins.com 404.407.1104


Cousins
INVESTOR
PRESENTATION
December 2025

WHY COUSINS?

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO	• 100% Sun Belt / 100% Class A / 2011 average year built[1] • 71% of portfolio delivered or redeveloped since 2010[2] • CUZ asking rents 19% higher than pre-pandemic levels and 33% higher than Class A avg[3,4]
BENEFITING FROM POWERFUL OFFICE TRENDS	• Flight to quality driving demand for newer, highly-amenitized assets[5] • Sun Belt migration leading to outsized population growth[6] • Record low groundbreakings should create shortage of new, high-quality office space[7]
POSITIONED FOR ORGANIC GROWTH	• Modest lease expirations well below office sector average[8] • Over 1.2MM SF in lease negotiations or already signed quarter-to-date, which compares to 715K SF at the time of our third quarter earnings call.[9] • Driving In-Place Rent Growth with new leasing[10]
STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITIES	• Strategic recycling of older assets to improve portfolio quality and cash flows • Sourced over $1 billion of compelling and accretive new investments since 2024[11] • Attractive development pipeline of 916K SF and land bank supporting 5.3MM SF[12]
BALANCE SHEET PRIMED FOR OPPORTUNITIES	• Simple strategy with $921 million of liquidity[13] • Leverage 5.4x Net Debt/EBITDA is the lowest in the office sector[14] • Raised $1.4 billion of public debt since inaugural investment grade credit rating in 2024
TRACK RECORD OF SUCCESS	• Increased cash rents for 46 consecutive quarters[15] • Forecasting earnings growth of 8.4% between 2023 and 2025[16] • NAV growth has consistently outperformed peer average since 2017[17]

COUSINS AT A GLANCE

The Preeminent Sun Belt Office REIT

Geographic Concentration[1]


Dallas 4%
Nashville[2]
Charlotte 10%
Atlanta 32%
Phoenix 7%
Austin 36%
Houston 3%
Tampa 8%



21.6MM SF portfolio[3]



90.0% leased[3]



2011 average year built[3]



71% of portfolio developed or redeveloped since 2010[3,4]



916K SF development pipeline[5]



5.3MM SF land bank[6]

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Lifestyle Office has Emerged as a Distinct and Desirable Property Type

LIFESTYLE OFFICE ASSETS

- ✓ **New or recently redeveloped** properties that command premium rents and enjoy higher occupancy
- ✓ Located in the best markets and submarkets with close proximity to **thriving and dynamic neighborhoods**
- ✓ **Highly-amenitized** including on-site retail & food, activated outdoor space, collaboration & meeting space, state-of-the art fitness options with locker rooms
- ✓ **Inspired design** and **efficient systems and floorplates** are becoming gating factors for increasingly discerning customers

Companies are recognizing the importance of desirable office space in recruitment, retention and culture

COMMODITY OFFICE ASSETS

- ✗ **Older vintage assets** with few or no in-building amenities and limited outdoor activation
- ✗ Proximity to single-use office districts with **challenging walkability** and few post work entertainment options
- ✗ **Dated designs** as well as **inefficient building systems and floorplates** with bland common areas
- ✗ Fundamental interior features – **low ceiling heights, small windows, etc.** – are uneconomic to change or improve through redevelopment
- ✗ Inconvenient and exposed **surface parking** with limited transit options

Large portions have become obsolete and unleasable – eventually will be redeveloped into another use

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Amenity-Rich Trophy Assets in Leading Sun Belt Markets



THE DOMAIN
Austin



PROMENADE CENTRAL
Atlanta


WEST

HEIGHTS UNION
Tampa



THE RAILYARD
Charlotte



725 PONCE
Atlanta



100 MILL
Phoenix

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

On-Site Dining, Shopping and Entertainment Options Creating Dynamic Environments






SIXTY VINES



PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Active Outdoor Spaces to Work, Recharge or Relax




INDACO







PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

State-of-the-Art Fitness and Wellness Centers








WELLNESS



PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Select Repositioning of High-Quality Assets in Prime Locations

RECENTLY COMPLETED REDEVELOPMENT


HAYDEN FERRY
Tempe Phoenix







PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Select Repositioning of High-Quality Assets in Prime Locations

IN-PROCESS REDEVELOPMENTS

201 N TRYON
Uptown Charlotte







PROSCENIUM
Midtown Atlanta







PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Select Repositioning of High-Quality Assets in Prime Locations

IN-PROCESS REDEVELOPMENTS

550 SOUTH
Uptown Charlotte









PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Cousins Portfolio Quality Ranks at the Top of Office REIT Peers

BANK OF AMERICA ANALYSIS OF PORTFOLIO QUALITY[1]



Rent Score
Build Score
Amenity Score
60
50
40
30
20
10
0
CUZ
BXP
PGRE
KRC
HIW
HPP
SLG
VNO
ESRT
DEI

"Buildings along the upper tier of the quality spectrum are clearly emerging victorious on a relative basis in a world where tenants are overwhelmingly favoring "high-quality" workplaces as a means of incentivizing employees to return to the office...There seems to be more room for "pent-up" demand in higher quality assets, whereas lower quality assets won't benefit nearly as much should utilization continue in its current range."

- Green Street, Office Insights 7/15/25

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Command Premium Rents 33% Higher than Class A Average in Our Core Markets

CLASS A ASKING RENT ($/SF)[1,2]



ATLANTA
$36.32
$47.90
Total Market
Cousins
AUSTIN
$51.96
$62.11
Total Market
Cousins
CHARLOTTE
$40.98
$51.21
Total Market
Cousins
DALLAS
$37.70
$71.81
Total Market
Cousins
PHOENIX
$34.70
$52.86
Total Market
Cousins
TAMPA
$37.97
$48.86
Total Market
Cousins

BENEFITING FROM POWERFUL OFFICE TRENDS

Cousins is Positioned to Outperform in the Current Office Sector Environment

THEMES

Flight To Quality	• Customers are prioritizing high-quality, well-amenitized and well-located buildings to promote employee collaboration and engagement
Population Migration	• Sun Belt markets continue to lead the nation in job and population growth[1]
Return To Normal	• Companies are increasing in-office attendance policies with Fortune 100 employers now requiring an average of four days a week in the office[2]
Shrinking Supply	• Record high conversions combined with record low development starts is leading to a shrinking office inventory[3]

BENEFITING FROM POWERFUL OFFICE TRENDS

Flight to Quality is Driving Demand for Newer, Highly-Amenitized Assets

FLIGHT TO QUALITY

Net Absorption Since COVID Onset[1]



Year of Delivery
2010-Present
133
2000s
-86
1990s
-62
1980s
-140
1970s
-57
1960s
-24
Before 1960
-53
-150
-100
-50
0
50
100
150
Net Absorption Since Covid-19 Onset (SF MM'S)

71% CUZ NOI generated from assets developed or redeveloped since 2010[2]

Atlanta Building Vintage Migration[3]



31
7
Age of Prior Location
Age of New Location

Tenants moving to product **24 Years** Newer on Average

BENEFITING FROM POWERFUL OFFICE TRENDS

Sun Belt Migration is Leading to Outsized Population Growth

SUN BELT MIGRATION[1]



Phoenix
Dallas
Austin
Houston
Nashville
Charlotte
Atlanta
Tampa

Domestic Net Migration 2024[1]

1.	Texas	+85k
2.	North Carolina	+82k
3.	South Carolina	+68k
4.	Florida	+64k
5.	Tennessee	+48k
6.	Arizona	+35k
7.	Alabama	+26k
8.	Georgia	+25k
.		
.		
.		
47.	Massachusetts	-27k
48.	New Jersey	-36k
49.	Illinois	-56k
50.	New York	-121k
51.	California	-240k

BENEFITING FROM POWERFUL OFFICE TRENDS

Sun Belt Migration is Not a New Phenomenon

POPULATION GROWTH IN COUSINS' MARKETS[1]



MM's
100
90
80
70
60
50
40
30
20
10
0
33MM
16% of U.S. Population
+161% Increase
86MM
26% of U.S. Population
1970
1980
1990
2000
2010
2020
Arizona
Tennessee
North Carolina
Georgia
Florida
Texas

Cousins

BENEFITING FROM POWERFUL OFFICE TRENDS

Customers Returning to Normal In-Office Work

FORTUNE 100 OFFICE ATTENDANCE POLICIES[1]



Fully In-office
56%
Hybrid
41%
Team-Dependent/Other
1%
Fully Remote
2%
Average weekly requirement:
4.0 days
0%
10%
20%
30%
40%
50%
60%
70%
80%
Q3 2023
Q3 2025

BENEFITING FROM POWERFUL OFFICE TRENDS

Sun Belt Leasing Has Exceeded Pre-Pandemic Levels For More Than a Year

LEASING VOLUME vs PRE-PANDEMIC[1] (MM SF)



104%
Sun Belt Growth Markets
Atlanta, Austin, Charlotte, Dallas, Denver, Miami/South FL, Nashville, Phoenix, Raleigh, San Diego, Tampa
76.2%
U.S. Overall
64.6%
Gateway Markets
Boston, Chicago, DC, LA, New York, San Francisco, Seattle
Trailing 12-month leasing relative to 2019 (%)
110%
100%
90%
80%
70%
60%
50%
40%
2020
2021
2022
2023
2024
2025

BENEFITING FROM POWERFUL OFFICE TRENDS

New Office Supply is Shrinking and Should Create a Shortage of New, High-Quality Space

U.S. OFFICE INVENTORY[1] (MM SF)



70
60
50
40
30
20
10
0
-10
-20
-30
-40
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q25
Groundbreakings have fallen to all-time low
Inventory is shrinking as conversions accelerate
Groundbreakings
Inventory Removals
Net Change

POSITIONED FOR ORGANIC GROWTH

Modest Lease Expirations Well Below Office Sector Average

LEASE EXPIRATIONS BY YEAR[1]



40%
30%
20%
10%
0%
Avg = 20.1%
13.2%
DEI
FSP
CDP
HPP
HIW
PDM
BDN
ESRT
VNO
SLG
KRC
CUZ
DEA
BXP
2025
2026
2027

POSITIONED FOR ORGANIC GROWTH

Increase Occupancy from Contractual and New Leasing

COUSINS PORTFOLIO OCCUPANCY vs LEASED[1]



96%
94%
92%
90%
88%
86%
84%
82%
80%
Pre-COVID (1Q17-1Q20) Avg = 94% Leased
Pre-COVID Avg = 91% Occupancy
1Q17
1Q18
1Q19
1Q20
1Q21
1Q22
1Q23
1Q24
1Q25
% Occupied
% Leased

Over 1.2MM SF in lease negotiations or already signed quarter-to-date, which compares to 715K SF at the time of our third quarter earnings call.[2]

POSITIONED FOR ORGANIC GROWTH

Driving In-Place Rent Growth with New Leasing

COUSINS IN-PLACE GROSS RENTS[1]



$/SF
$50.00
$48.00
$46.00
$44.00
$42.00
$40.00
$38.00
$36.00
$34.00
$32.00
$30.00
$33.70
$49.76
+48%
Increase
1Q17
1Q18
1Q19
1Q20
1Q21
1Q22
1Q23
1Q24
1Q25

STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITIES

Improving Portfolio Quality and Cash Flows Through Capital Recycling

ASSET RECYCLING[1]



MM's
Portfolio Avg Age 27 Yrs
Portfolio Avg Age 14 Yrs
$1,000
$800
$600
$400
$200
$0
-$200
-$400
-$600
-$800
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Acquisitions
Dispositions
Development Starts

STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITIES

916K SF Active Development Delivering NOI Growth

CURRENT DEVELOPMENT PIPELINE

NEUHOFF





NASHVILLE

395K SF Office
55K SF Retail
542 Apartments

50% Ownership

Office 53% Leased[1]
Apartments 86% Leased[1]

$295MM
CUZ Investment[2]

2026 Stabilization







STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITIES

Sourced over $1 Billion of Compelling New Acquisitions in Core Sun Belt Markets Since 2024

RECENT ACQUISITIONS

THE LINK
$218MM



UPTOWN
Dallas

SAIL TOWER
$521.8MM



DOWNTOWN
Austin

VANTAGE
$328.5MM



SOUTH END
Charlotte

PROSCENIUM
$16.7MM[1]



MIDTOWN
Atlanta

STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITIES

Land Bank Supports 5.3MM SF[1] of Additional New Office or Mixed-Use Development

ATLANTA

887 WEST PEACHTREE

MIDTOWN
800K SF

3354 PEACHTREE

BUCKHEAD
800K SF

715 PONCE

MIDTOWN
200K SF

AUSTIN

DOMAIN CENTRAL

DOMAIN
900K SF

DOMAIN POINT

DOMAIN
600K SF

CHARLOTTE

1435 S. TRYON

SOUTH END
650K SF

303 TREMONT

SOUTH END
520K SF

DALLAS

LEGACY UNION TWO / THREE

LEGACY
600K SF

TAMPA

CORPORATE CENTER V

WESTSHORE
180K SF

BALANCE SHEET PRIMED FOR OPPORTUNITIES

Low Leverage with Substantial Liquidity

NET DEBT/EBITDA[1]



12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
Avg = 7.3x
5.4x
HPP
SLG
BXP
BDN
DEA
VNO
PDM
ONL
FSP
KRC
HIW
CDP
ESRT
CUZ

$921 Million Liquidity[2]

TRACK RECORD OF SUCCESS

Increased Cash Rents for 46 Consecutive Quarters

COUSINS INCREASE IN 2ND GENERATION CASH NET RENT[1]



25%
20%
15%
10%
5%
0%
Avg = 9.8%
3Q17
3Q18
3Q19
3Q20
3Q21
3Q22
3Q23
3Q24
3Q25

TRACK RECORD OF SUCCESS

Forecasting Earnings Growth Despite Interest Rate Headwinds

FFO/SHARE GROWTH 2023 vs 2025[1]



20%
0%
-20%
-40%
-60%
-80%
8.4%
Avg = -19.5%
HPP
FSP
BDN
ONL
DEI
PDM
HIW
VNO
KRC
ESRT
BXP
DEA
CUZ
CDP
SLG

TRACK RECORD OF SUCCESS

Premier Sun Belt Portfolio and Development Expertise Drive Relative NAV Performance

NET ASSET VALUE APPRECIATION PER GREEN STREET[1]



30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
CUZ
Non-Gateway Peer Avg
Gateway Peer Avg
-14%
-37%
-54%
1Q17
1Q18
1Q19
1Q20
1Q21
1Q22
1Q23
1Q24
1Q25

MEET OUR EXECUTIVE TEAM

Stable, Experienced Leadership



M. Colin Connolly
President and Chief Executive Officer



Gregg D. Adzema
Executive Vice President and Chief Financial Officer



Kennedy Hicks
Executive Vice President and Chief Investment Officer

Richard Hickson
Executive Vice President, Operations





John S. McColl
Executive Vice President, Development

Pamela F. Roper
Executive Vice President, General Counsel and Corporate Secretary




APPENDIX
Cousins

ATLANTA
Market Snapshot


AVALON
NORTHPARK
MERIDIAN MARK
3350 PEACHTREE
3348 PEACHTREE
BUCKHEAD PLAZA
3344 PEACHTREE
TERMINUS
PROMENADE TOWER
PROSCENIUM
PROMENADE CENTRAL
SPRING & 8TH
120 WEST TRINITY
725 PONCE
MEDICAL OFFICES AT EMORY
75
285
85
20
marta


Submarket Concentration[2]
Buckhead 43%
Midtown 40%
Central Perimeter 10%
North Fulton 7%


Industry Concentration[4]
Technology 24%
Financial Services 23%
Professional Services 11%
Real Estate 9%
Consumer Goods and Services 8%
Legal Services 8%
Other 6%
Healthcare 5%
Insurance 3%
Construction 3%


8.6MM
Total Square Feet[1]


86%
Leased[1]


$47.90
Average Asking Rent[3]

AUSTIN
Market Snapshot



RESEARCH PARK PLAZA V
183
35
1
DOMAIN POINT
DOMAIN 10
DOMAIN 11
DOMAIN 12
DOMAIN 2
DOMAIN 8
DOMAIN 3
DOMAIN 7
DOMAIN 4
183
35
1
Colorado River
290
N Lamar Blvd
35
Congress Ave
183
300 COLORADO
W 9th St
SAIL TOWER
COLORADO TOWER
ONE ELEVEN CONGRESS
1
E Cesar Chavez St
SAN JACINTO CENTER
THE TERRACE



Submarket Concentration[2]
Northwest 2%
Southwest 6%
CBD 52%
Domain 40%



Industry Concentration[4]
Healthcare 2%
Marketing 2%
Professional Services 4%
Other 4%
Consumer Goods and Services 7%
Financial Services 7%
Energy 9%
Legal Services 12%
Technology 53%



5.7MM
Total Square Feet[1]



95%
Leased[1]



$62.11
Average Asking Rent[3]

CHARLOTTE
Market Snapshot



77
277
29
74
N Graham St
W Trade St
W 5th St
S Graham St
W Morehead St
S Church St
S Tryon St
E Stonewall St
S Caldwell St
S McDowell St
FIFTH THIRD CENTER
550 SOUTH
VANTAGE
THE RAILYARD



Submarket Concentration[2]
South End 62%
Uptown 38%



Industry Concentration[4]
Healthcare 5%
Financial Services 18%
Insurance 16%
Legal Services 16%
Other 14%
Consumer Goods and Services 10%
Professional Services 9%
Transportation 7%
Real Estate 5%



2.1MM
Total Square Feet[1]



78%
Leased[1]



$51.21
Average Asking Rent[3]

TAMPA
Market Snapshot


589
589
580
580
92
92
574
574
41
45
HARBORVIEW PLAZA
THE POINTE
CORPORATE CENTER
HEIGHTS UNION
275
275
275
275
275
60
60
60


Submarket Concentration[2]
Westshore 80%
CBD 20%


Industry Concentration[4]
Real Estate 6%
Healthcare 25%
Other 11%
Insurance 12%
Technology 11%
Legal Services 11%
Financial Services 9%
Consumer Goods and Services 8%
Professional Services 7%


2.0MM
Total Square Feet[1]


94%
Leased[1]


$48.86
Average Asking Rent[3]

PHOENIX
Market Snapshot


202
Salt River
W Rio Salado Pkwy
HAYDEN FERRY
E Rio Salado Pkwy
111 WEST RIO
100 MILL
TEMPE GATEWAY
W 3rd St
Ash Ave
N Mill Ave
E 5th St


Tempe
100%
Submarket Concentration[2]


Construction
2%
Marketing
3%
Healthcare
4%
Transportation
6%
Real Estate
6%
Other
13%
Professional Services
26%
Technology
40%
Industry Concentration[4]


1.6MM
Total Square Feet[1]


95%
Leased[1]


$52.86
Average Asking Rent[3]

DALLAS

Market Snapshot



LEGACY UNION
Dallas North Tollway
75
35E
635
5950 SHERRY LANE
635
Dallas North Tollway
75
THE LINK
12
35E
30
12



Submarket Concentration[2]
Preston Center 21%
Legacy 33%
Uptown 46%



Industry Concentration[4]
Other 2%
Construction 3%
Professional Services 4%
Real Estate 10%
Financial Services 29%
Marketing 13%
Legal Services 14%
Energy 25%



808K
Total Square Feet[1]



96%
Leased[1]



$71.81
Average Asking Rent[3]

Cousins

ENDNOTES

Page 2 - Why Cousins?

1. As of 30-Sept-2025.
2. Based on 3Q25 GAAP NOI. Average age is adjusted for ten assets that have been redeveloped over the past seven years.
3. Based on CoStar average asking rents for same pool of Cousins assets from 4Q19 to 3Q25.
4. Source: CoStar. Weighted average gross rental rates of 4 & 5 star properties in our markets as of 30-Sept-2025; where net rents are quoted, estimated operating expenses are added to achieve gross rents.
5. See page 15 Benefiting from Powerful Office Trends.
6. See pages 16-17 Benefiting from Powerful Office Trends.
7. See page 20 Benefiting from Powerful Office Trends.
8. See page 21 Positioned for Organic Growth.
9. See end note 2 for page 22.
10. See page 23 Positioned for Organic Growth.
11. See page 26 Strategic Capital Allocation Creates Growth Opportunities.
12. Represents Cousins' estimate of developable SF, excluding redevelopment.
13. Represents cash plus availability under Cousins' Credit Facility as of 30-Sept-2025.
14. Represents total debt, including Company's share of unconsolidated debt, net of cash, divided by quarterly Annualized Adjusted EBITDAre as reported in companies' most recent quarterly filings. Includes members of the FTSE NAREIT Equity Office Index that report EBITDA.
15. Per Cousins' supplemental reports.
16. FFO/share growth based on the midpoint of 2025 guidance.
17. See page 31 Track Record of Success.

Page 3 - Cousins at a Glance

1. Represents Cousins' pro-rata share of 3Q25 NOI per 30-Sept-2025 filings.
2. Cousins is developing Neuhoff, a mixed-use project in Nashville, through a 50% owned joint venture.
3. As of 30-Sept-2025.
4. See endnote 2 for Page 2.
5. See page 25 Strategic Capital Allocation Creates Growth Opportunities.
6. See endnote 12 for Page 2.

Page 12 - Premier Sun Belt Lifestyle Office Portfolio

1. Source: BofA's proprietary quality assessment of US Office REITs published 11-July-2024, Green Street Office Insights.

Page 13 - Premier Sun Belt Lifestyle Office Portfolio

1. See endnote 4 for Page 2.
2. Cousins' asking rates represent only properties with space available for lease.

Page 14 - Benefiting from Powerful Office Trends

1. See Page 16-17 Benefiting from Powerful Office Trends.
2. See Page 18 Benefiting from Powerful Office Trends.
3. See Page 20 Benefiting from Powerful Office Trends.

Page 15 - Benefiting from Powerful Office Trends

1. Source: JLL Research.
2. See endnote 2 for Page 2.
3. Source: JLL U.S. Office Outlook 2Q 2025. Reflects Atlanta's largest office tenant moves during 2Q25.

Page 16 - Benefiting from Powerful Office Trends

1. Source: U.S. Census Bureau Domestic Net Migration, July 2023-July 2024.

Page 17 - Benefiting from Powerful Office Trends

1. Source: U.S. Census Bureau Historical Population Change Data.

Page 18 - Benefiting from Powerful Office Trends

1. Source: JLL Office Market Dynamics 3Q25

Page 19 - Benefiting from Powerful Office Trends

1. Source: JLL Research.

Page 20 - Benefiting from Powerful Office Trends

1. Source: JLL U.S. Office Outlook 1Q 2025.

Page 21 - Positioned for Organic Growth

1. Lease expirations as a percentage of total portfolio rent when available, otherwise percentage of square footage as reported in companies' most recent quarterly filings. Includes all members of the FTSE NAREIT Equity Office Index that report lease expirations.

Page 22 - Positioned for Organic Growth

1. Per Cousins' quarterly supplemental reports.
2. Leases in negotiation may not get signed and the timing of lease executions may extend beyond the fourth quarter of 2025.

Page 23 - Positioned for Organic Growth

1. Per Cousins' quarterly supplemental reports.

Page 24 - Strategic Capital Allocation Creates Growth Opportunities

1. Per Cousins' quarterly supplemental reports. Average age is adjusted for ten assets that have been redeveloped over the past seven years.

Page 25 - Strategic Capital Allocation Creates Growth Opportunities

1. Represents leased percentage per 30-Sept-2025 filings.
2. Cousins' share of total estimated project costs per 30-Sept-2025 filings.

Page 26 - Strategic Capital Allocation Creates Growth Opportunities

1. Represents Cousins' share of initial investment.

Page 27 - Strategic Capital Allocation Creates Growth Opportunities

1. See endnote 12 for Page 2.

Page 28 - Balance Sheet Primed for Opportunities

1. See endnote 14 for Page 2.
2. See endnote 13 for Page 2.

Page 29 - Track Record of Success

1. Per Cousins' supplemental reports.

Page 30 - Track Record of Success

1. FFO/share growth based on the midpoint of 2025 guidance when available, otherwise analyst estimates.

Page 31 - Track Record of Success

1. Source: Green Street Weekly Pricing reports through 26-Nov-2025. Includes 12 office peers covered by Green Street for entire period. NAV estimates adjusted for splits and spin-offs per Green Street.

Appendix - Market Snapshots

1. Represents portfolio statistics of Company as reported in Cousins' 30-Sept-2025 quarterly supplement.
2. Calculation is based on pro-rata share of 3Q25 NOI of Cousins assets.
3. Source: CoStar. Represents most recent weighted average gross rental rates of Cousins' properties with space available for lease; where net rents are quoted, operating expenses are added to achieve gross rents.
4. Based on 3Q 2025 revenues. Management uses SIC codes when available along with judgment to determine tenant industry classification.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Certain matters contained in this report are "forward-looking statements" within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized herein. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. Examples of forward-looking statements in this earnings release and supplemental information include the Company's guidance and underlying assumptions; projected capital expenditures; industry trends; future occupancy or volume and velocity of leasing activity; and entry into new markets.

Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information that is currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the risks and uncertainties related to the impact of changes in general economic and capital market conditions (on an international or national basis or within the markets in which we operate), including changes in inflation, changes in interest rates, supply chain disruptions, labor market disruptions (including changes in unemployment), dislocation and volatility in capital markets, and potential longer-term changes in consumer and customer behavior resulting from the severity and duration of any downturn, adverse conditions or uncertainty in the U.S. or global economy; risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases on favorable terms (and on anticipated schedules)); any adverse change in the financial condition or liquidity of one or more of our tenants or borrowers under our real estate debt investments; changes in customer preferences regarding space utilization; changes in customers' financial condition; the availability, cost, and adequacy of insurance coverage; competition from other developers, investors, owners, and operators of real estate; the failure to achieve anticipated benefits from intended or completed acquisitions, developments, investments, or dispositions; the cost and availability of financing, the effectiveness of any interest rate hedging contracts, and any failure to comply with debt covenants under credit agreements; the effect of common stock, debt, or operating partnership unit issuances; threatened terrorist attacks or sociopolitical unrest such as political instability, civil unrest, armed hostilities, or political activism and the potential impact of the same upon our day-to-day building operations; the immediate and long-term impact of the outbreak of a highly infectious or contagious disease on our and our customers' financial condition; risks associated with security breaches through cyberattacks, cyber intrusions, or otherwise; changes in senior management, the Board of Directors, or key personnel; the potential liability for existing or future environmental or other applicable regulatory requirements, including the requirements to qualify for taxation as a real estate investment trust; the financial condition and liquidity of, or disputes with, joint venture partners; material changes in dividend rates on common shares or other securities or the ability to pay those dividends; the impact of changes to applicable laws, including the tax laws impacting REITs and the passage of the One Big Beautiful Bill Act, and the impact of newly adopted accounting principles on our accounting policies and on period to period comparison of financial results; risks associated with climate change and severe weather events; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by the Company.

These forward-looking statements are not exhaustive, speak only as of the date of issuance of this report and are not guarantees of future results, performance, or achievements. Additional risk factors that could adversely affect our business and financial performance can be found in Part 1, Item 1A. Risk Factors, of our Annual Report on Form 10-K, and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, including Part II, Item 1A. Risk Factors, and are specifically incorporated by reference herein. The Company does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events, or other matters, except as otherwise required by law.



Cousins

Gregg Adzema
Executive Vice President and Chief Financial Officer
gadzema@cousins.com
404.407.1116

Roni Imbeaux
Vice President, Finance and Investor Relations
rimbeaux@cousins.com
404.407.1104

cousins.com
3344 Peachtree Road NE
Suite 1800
Atlanta, GA 30326